T. Rowe Price Real Assets Fund

Supplement to Summary Prospectus Dated May 1, 2018

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective August 31, 2018, Richard A. Coghlan and Christopher Faulkner-MacDonagh will join Wyatt A. Lee as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee. Mr. Coghlan joined T. Rowe Price in 2017 and Mr. Faulkner-MacDonagh joined T. Rowe Price in 2016. Effective January 1, 2019, Mr. Lee will step down from his responsibilities as a co-portfolio manager, and Messrs. Coghlan and Faulkner-MacDonagh will continue to serve as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee.

The date of this supplement is August 14, 2018.

F176-041-S 8/14/2018